                                  Exhibit 24

                              POWERS OF ATTORNEY

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2001.


                                         /s/ Marcus C. Bennett
                                         ---------------------------------------
                                         Marcus C. Bennett
                                         Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 7th day of August, 2001.


                                        /s/ William S. Dietrich II
                                        ----------------------------------------
                                        William S. Dietrich II
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2001.


                                        /s/ C. McCollister Evarts, M.D.
                                        ----------------------------------------
                                        C. McCollister Evarts, M.D.
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form l0-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2001.


                                        /s/ J. Michael Fitzpatrick
                                        ----------------------------------------
                                        J. Michael Fitzpatrick
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 7th day of August, 2001.


                                        /s/ William J. Hudson, Jr.
                                        ----------------------------------------
                                        William J. Hudson, Jr.
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2001.


                                        /s/ Robert J. Lawless
                                        ----------------------------------------
                                        Robert J. Lawless
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of August, 2001.


                                        /s/ Marlin Miller, Jr.
                                        ----------------------------------------
                                        Marlin Miller, Jr.
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2001.


                                        /s/ Robert N. Pokelwaldt
                                        ----------------------------------------
                                        Robert N. Pokelwaldt
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of August, 2001.


                                        /s/ Peter C. Rossin
                                        ----------------------------------------
                                        Peter C. Rossin
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in her capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them her true and lawful attorneys to execute in her name, place and stead, in her capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of August, 2001.


                                        /s/ Kathryn C. Turner
                                        ----------------------------------------
                                        Kathryn C. Turner
                                        Director

                       CARPENTER TECHNOLOGY CORPORATION
                       --------------------------------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2001, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of August, 2001.


                                    /s/ Kenneth L. Wolfe
                                    ----------------------------------------
                                    Kenneth L. Wolfe
                                    Director